SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 14, 2002
                                                         ---------------


                        STEWARDSHIP FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           New Jersey                        0-21855             22-3351447
-------------------------------            -----------       -------------------
(State or Other Jurisdiction of            (Commission         (IRS Employer
         Incorporation)                    File Number)      Identification No.)


  630 Godwin Avenue, Midland Park, NJ                                07432
--------------------------------------------                   -----------------
(Address of principal executive offices)                          (Zip Code)


                                 (201) 444-7100
                        --------------------------------
                        (Registrant's telephone number)


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          (Former name or former address, if changed since last report)


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ITEM 9. REGULATION FD DISCLOSURE.


On August 14, 2002, Stewardship Financial Corporation (the "Corporation") submitted to the Securities and Exchange Commission the certification of the Corporation's report on Form 10-QSB for the quarter ended June 30, 2002 by its chief executive officer and principal accounting officer as required pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2002                     Stewardship Financial Corporation


                                          /s/  PAUL VAN OSTENBRIDGE
                                          -----------------------------------
                                          Paul Van Ostenbridge
                                          Chief Executive Officer